                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             BANPONCE CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              BANPONCE CORPORATION
                                P.O. BOX 362708
                        SAN JUAN, PUERTO RICO 00936-2708

                            ------------------------

                     NOTICE OF MEETING AND PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON FRIDAY, APRIL 21, 1995

                            ------------------------

To the Stockholders of BanPonce Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BanPonce Corporation (the "Meeting") for the year 1995 will be held at 2:00 p.m. on Friday, April 21, 1995, on the seventh floor of the Popular Center Building, Hato Rey, Puerto Rico.

     NOTICE IS ALSO GIVEN that the Meeting to be held on the date above set forth will consider and act upon:

          (1) The election of five (5) directors to hold office until the 1998 annual meeting of stockholders or until their respective successors shall have been elected and qualified.

          (2) To transact any and all other business as may be properly brought before the Meeting or any adjournments thereof. Management at present knows of no other business to be brought before the Meeting.

     The Board of Directors has set March 7, 1995, as the record date to determine the stockholders entitled to notice of, and vote at, the Meeting.

     Enclosed is the Form of Proxy and the Proxy Statement.

     San Juan, Puerto Rico, March 13, 1995.

                                           SAMUEL T. CESPEDES
                                           Secretary

                              BANPONCE CORPORATION
                                P.O. BOX 362708
                        SAN JUAN, PUERTO RICO 00936-2708
                            ------------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON FRIDAY, APRIL 21, 1995

                            ------------------------

     This Proxy statement is furnished in connection with the solicitation by the Board of Directors of BanPonce Corporation (the "Corporation") of Proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 p.m. on Friday, April 21, 1995, on the seventh floor of the Popular Center Building, Hato Rey, Puerto Rico, and any adjournments thereof.

     Properly executed Proxies received by the Secretary of the Corporation will be voted at the Meeting in accordance with the instructions which appear therein and for the purposes indicated on the Notice of Meeting. The Board of Directors does not intend to present any business at the Meeting other than those included in the Notice of Meeting. The Board of Directors at this time knows of no other matters which may come before the Meeting. However, if any new matters requiring the vote of the stockholders properly come before the Meeting, Proxies may be voted with respect thereto in accordance with the best judgement of Proxyholders, under the discretionary power granted by stockholders to their Proxies in connection with general matters.

                                  MAILING DATE

     Enclosed with this Proxy Statement is the Annual Report, including Form 10-K and the financial statements for the year ended December 31, 1994, duly certified by Price Waterhouse as independent public accountants. This Proxy Statement, the enclosed Annual Report and Form 10-K, the Notice of Annual Meeting of Stockholders and the form of Proxy are being sent to stockholders on or about March 13, 1995.

                            SOLICITATION OF PROXIES

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Corporation. In addition to solicitation by mail, management may participate in the solicitation of Proxies by telephone, personal interviews or otherwise. The Board of Directors has engaged the firm of Georgeson & Company Inc. to aid in the solicitation of Proxies. The cost of solicitation will be borne by the Corporation and is estimated at $6,500.00.

                             REVOCABILITY OF PROXY

     Any stockholder giving a proxy has the power to revoke it before the proxy is exercised. The grantor may revoke the proxy by claiming at the Meeting the right to vote by himself the shares of stock registered in his name or by notice of revocation in writing to the President or Secretary of BanPonce Corporation, P.O. Box 362708, San Juan, Puerto Rico 00936-2708, delivered before the proxy is exercised.

                               VOTING SECURITIES

     The only outstanding voting securities of the Corporation are its shares of common stock, each share of which entitles the holder thereof to one vote. Only common stockholders of record at the close of business on March 7, 1995 (the "Record Date"), will be entitled to vote at the Meeting and any adjournments thereof. On Record Date there were 32,866,623 shares of common stock of BanPonce Corporation outstanding. The shares covered by any such proxy that are properly executed and received by management before 2:00 p.m. on the day of the Meeting will be voted.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Corporation is necessary to constitute a quorum at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Corporation as election judges for the Meeting. As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominee proposed by the Board, or to withhold authority to vote for one of the nominees being proposed. For purposes of determining quorum, the election judges will treat "broker non-votes" as shares that are present and entitled to vote. A "broker non-vote" results when a broker or nominee has expressly indicated in the proxy that it does not have discretionary authority to vote on a particular matter. Directors will be elected by a majority of the vote. Therefore, abstentions and broker non-votes will not have an effect on the election of directors of the Corporation.

                             PRINCIPAL STOCKHOLDERS

     Following is the information, to the extent known by the persons on whose behalf this solicitation is made, with respect to any person (including any "group" as that term is used in Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended) who is known to BanPonce Corporation to be the beneficial owner of more than five percent of the Corporation's voting securities.

                                                                          AMOUNT AND NATURE      PERCENT
                                                                            OF BENEFICIAL          OF
TITLE OF CLASS                 NAME AND ADDRESS OF BENEFICIAL OWNER         OWNERSHIP(1)        CLASS(2)
- --------------             ---------------------------------------------  -----------------     ---------
Common                     Banco Popular de Puerto Rico (the
                             "Bank") As Trustee for Banco Popular
                             de Puerto Rico Retirement Plan                   1,418,215
                           As Trustee for the Profit Sharing
                             Plan for the Employees of Banco
                             Popular de Puerto Rico                           1,330,348
                                                                          -----------------
                                                                              2,748,563(3)       8.3628
Common                     State Farm Mutual Automobile Insurance
                             Company                                          2,415,531(4)       7.3495

- ---------------

(1) As of February 28, 1995.
(2) Based on 32,866,623 shares of common stock outstanding.
(3) The Bank, as Trustee, administers both Plans through their Administrative Committees, with sole voting and investment power.
(4) On January 28, 1995, State Farm Mutual Automobile Insurance Company ("State Farm") and affiliated entities filed a joint statement on Schedule 13-G with the Securities and Exchange Commission reflecting its holdings as of December 31, 1994. According to said statement, State Farm and its affiliates might be deemed to constitute a "group" within the meaning of
     Section 13(d)(3) of the Securities Exchange Act of 1934. State Farm and its affiliates could also be deemed to be the beneficial owners of 2,415,531 shares of BanPonce Corporation. However, State Farm and each such affiliate disclaim beneficial ownership as to all shares as to which each such person has no right to receive the proceeds of sale of the shares, and also disclaim that they constitute a "group".

                    SHARES BENEFICIALLY OWNED BY DIRECTORS,
               NOMINEES AND EXECUTIVE OFFICERS OF THE CORPORATION

     Following is the information, as of February 28, 1995, as to equity securities of the Corporation beneficially owned by all current directors, nominees, the seven most highly compensated Executive Officers of the Corporation and the total owned by directors, nominees and all Executive Officers of the Corporation as a group:
                                  COMMON STOCK

                                          TITLE OF        AMOUNT AND NATURE         PERCENT OF
                NAME                       CLASS       OF BENEFICIAL OWNERSHIP       CLASS(1)
- -------------------------------------    ----------    ------------------------     ----------
Alfonso F. Ballester                     Common                 344,360(3)            1.0478
Juan J. Bermudez                         Common                  43,907(4)             .1336
Francisco J. Carreras                    Common                   1,839(5)             .0056
Richard L. Carrion                       Common                 242,030(6)             .7364
Manuel Luis Del Valle                    Common                  52,000                .1582
Waldemar Del Valle                       Common                  14,208(7)             .0433
Luis E. Dubon, Jr.                       Common                 436,688(8)            1.3287
Antonio Luis Ferre                       Common                 673,498(9)            2.0492
Hector R. Gonzalez                       Common                 102,549(10)            .3120
Jorge A. Junquera                        Common                   8,634                .0263
Franklin A. Mathias                      Common                  21,390(11)            .0651
Manuel Morales, Jr.                      Common                 170,049(12)            .5174
Alberto M. Paracchini                    Common                  38,857(13)            .1182
Francisco Perez, Jr.                     Common                     229                .0007
Francisco M. Rexach, Jr.                 Common                  10,101(14)            .0307
Felix J. Serralles, Jr.                  Common                  93,915(15)            .2858
Emilio Jose Venegas                      Common                  90,000(16)            .2738
Julio E. Vizcarrondo, Jr.                Common                 265,876(17)            .8090
Maria Isabel P. de Burckhart             Common                  10,693                .0325
David H. Chafey, Jr.                     Common                  13,517                .0411
Larry B. Kesler                          Common                   7,949                .0242
Humberto Martin                          Common                  12,559                .0382
Emilio E. Pinero                         Common                   6,285                .0191
All Directors and Executive Officers
  of the Corporation as a group          Common               2,664,235               8.1062

                                PREFERRED STOCK

                                          TITLE OF        AMOUNT AND NATURE         PERCENT OF
                NAME                       CLASS       OF BENEFICIAL OWNERSHIP       CLASS(2)
- -------------------------------------    ----------    ------------------------     ----------
Luis E. Dubon, Jr.                       Preferred                  500(18)            .0125
Franklin A. Mathias                      Preferred                2,000                .0500
Alberto M. Paracchini                    Preferred                4,000                .1000
All Directors and Executive Officers
  of the Corporation as a group          Preferred                9,300                .2325

- ---------------

 (1) Based on 32,866,623 shares of common stock outstanding.
 (2) Based on 4,000,000 shares of preferred stock outstanding.
 (3) Mr. Ballester owns 343,360 shares and has indirect investment power over 1,000 shares owned by his wife. Excludes 300,482 shares owned by his sister Mrs. Griselda Ballester, as to all of which Mr. Ballester disclaims indirect voting power.
 (4) Excludes 1,988 shares owned by his wife, to which Mr. Bermudez disclaims indirect voting power.
 (5) Mr. Carreras filed late one report which disclosed one transaction required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.
 (6) Mr. Carrion owns 68,000 shares and also has indirect investment power over 5,845 shares owned by his children. Junior Investment Corporation owns 1,015,000 shares of the Corporation. Mr. Carrion owns 16.57% of the shares of said corporation.

 (7) Excludes 401 shares owned by his daughter, Maria M. Del Valle, to which Mr. Del Valle disclaims beneficial ownership.
 (8) Mr. Dubon owns 45,441 shares and has a power of attorney over 23,804 shares owned by Mrs. Myrta A. Dubon, wife, and 17,288 shares held in trust by Mr. Luis E. Dubon, Jr. for his children, Luis E. Dubon, III, Myrta I. Dubon, Jose R. Dubon and Maria A. Dubon, and 350,155 shares owned by various corporations and members of his family in which Mr. Dubon has direct or indirect ownership.
 (9) Mr. Ferre has indirect investment and voting power and claims beneficial ownership of 673,498 shares of the Corporation. Mr. Ferre owns 85.12% of Ferre Investment Fund, Inc., which owns 220,300 shares of the Corporation. Mr. Ferre also has indirect investment and voting power over 119,300 shares of the Corporation owned by Alfra Investment Corp., and over 420 shares owned by his wife and children. Ferre Investment Fund, Inc. and Alfra Investment Corp. respectively own 67.38% and 19.98% shares of El Dia, Inc., which owns 333,478 shares of the Corporation. Mr. Ferre filed late two reports, which disclosed one transaction each, required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.
(10) Mr. Gonzalez filed late one report which disclosed one transaction required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.
(11) Mr. Mathias filed late one report which disclosed one transaction required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.
(12) Mr. Morales owns 79,272 shares and has voting power over 90,777 shares owned by his parents. Mr. Morales filed late one report which disclosed one transaction required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.
(13) Excludes 316 shares owned by his wife, to which Mr. Paracchini disclaims beneficial ownership. Mr. Paracchini filed late one report which disclosed one transaction required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.
(14) Mr. Rexach filed late one report which disclosed one transaction required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.
(15) Mr. Serralles owns 56,688 shares, and has indirect voting power over 1,573 shares owned by his wife. Mr. Serralles owns 100% of the shares of each of Capitanejo, Inc. and Fao Investments, Inc., which own 34,255 and 1,399 shares, respectively, of the Corporation.
(16) Mr. Venegas owns 9,000 shares and also has indirect investment power over 6,000 shares owned by his wife. Mr. Venegas also has indirect voting and investment power over the 40,000 shares of the Corporation owned by Venegas Construction Corporation, of which he is stockholder and secretary, and over the 35,000 shares of the Corporation owned by Sanson Corporation, of which he is President and stockholder. Mr. Venegas filed late two reports which disclosed one transaction each required to be filed pursuant to
     Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.
(17) Mr. Vizcarrondo owns 49,528 shares and has indirect voting power over 45,422 shares owned by his wife and children. Mr. Vizcarrondo's wife owns 16.84% of the shares of Junior Investment Corporation, which owns 1,015,000 shares of the Corporation. Excludes 29,845 shares owned by Mr. Vizcarrondo as trustee and member of the Investment Committee of the DMI Pension Trust, which owns said shares of the Corporation, of which he disclaims beneficial ownership. Excluded also are 6,672 shares owned by Mr. Vizcarrondo as trustee of the Suarez Toro Trust, which owns said shares of the Corporation, of which he disclaims beneficial ownership. Mr. Vizcarrondo filed late two reports which disclosed one transaction each required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 with respect to his beneficial ownership of shares during the last fiscal year.
(18) Mr. Dubon has indirect ownership over 500 shares of preferred stock owned by Fundacion Gogui, Inc.

                       BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Corporation met on a monthly basis during 1994. All directors, except Mr. Felix J. Serralles, Jr. attended 75% or more of the meetings of the Board of Directors and the committees of the Board of Directors on which each such director served. The following table indicates the business experience of the current Board of Directors of the Corporation and nominees:

                                                                                     DIRECTOR OF
                                       PRINCIPAL OCCUPATION AND BUSINESS           THE CORPORATION
          NAME           AGE         EXPERIENCE DURING THE PAST FIVE YEARS              SINCE
- ----------------------------   --------------------------------------------------  ---------------
Alfonso F. Ballester     65    Vice Chairman of the Board of Directors of the            1990
                                 Corporation and the Bank. President of Ballester
                                 Hermanos, Inc. (Wholesale of provisions and
                                 liquors). Director of Popular International
                                 Bank, Inc., BanPonce Financial Corp., Equity
                                 One, Inc., Vehicle Equipment Leasing Company,
                                 Inc. and Popular Leasing & Rental, Inc. Director
                                 of the Bank since 1975.
Juan J. Bermudez         57    Electrical Engineer. Partner of Bermudez and              1990
                                 Longo, S.E., Ornamental Poles, S.E., Decemcor,
                                 S.E., Unifirst S.E., Unisouth, S.E., Uniestates,
                                 S.E., Unicenter, S.E., Unicourts, S.E., Unieast,
                                 S.E., Unigardens, S.E., Uninorth, S.E., and PCME
                                 Commercial, S.E. Principal Stockholder and
                                 Director of BL Management, Corp., Paseomar
                                 Corp., PCME Development, Inc. and Power Poles,
                                 Inc. Director of the Bank since 1985.
Francisco J. Carreras    62    Professor of the University of Puerto Rico. Member        1990
                                 of the Board of Trustees of Fundacion Banco
                                 Popular, Inc. Executive Director of Fundacion
                                 Angel Ramos, Inc. Director of the Bank since
                                 1979.
Richard L. Carrion       42    Chairman of the Board, President and Chief                1990
                                 Executive Officer ("CEO") of the Corporation and
                                 the Bank. Chairman of the Board of Popular
                                 International Bank, Inc., BanPonce Financial
                                 Corp., Equity One, Inc., Popular Consumer
                                 Services, Inc., Popular Leasing & Rental, Inc.,
                                 Vehicle Equipment Leasing Company, Inc., Pioneer
                                 Bancorp, Inc. and Banco Popular, FSB, Chairman
                                 of the Board of Trustees of Fundacion Banco
                                 Popular, Inc. Member of the Board of Trustees of
                                 the American Management Association. President
                                 of Puerto Rico's Commission for the 2004
                                 Olympiad. Member of the International Olympic
                                 Committee. Member of the Board of Directors and
                                 Compensation Committee of Pueblo Xtra
                                 International, Inc. until March 31, 1995.
                                 Chairman of the Board and President of Puerto
                                 Rico Investors Tax Free Fund, Inc. Member of the
                                 Board of Directors of the Company for the
                                 Development of the Cantera Peninsula and Board
                                 of Trustees of the Puerto Rico Committee for
                                 Economic Development. Director of NYNEX
                                 Corporation (registered public company).
                                 Director of the Bank since 1982.
Waldemar Del Valle       68    Attorney at Law. Director of Damas Foundation,            1984
                                 Inc. Director of Banco de Ponce from 1975 to
                                 1990.

                                                                                     DIRECTOR OF
                                       PRINCIPAL OCCUPATION AND BUSINESS           THE CORPORATION
          NAME           AGE         EXPERIENCE DURING THE PAST FIVE YEARS              SINCE
- ----------------------------   --------------------------------------------------  ---------------
Luis E. Dubon, Jr.       60    Attorney at Law and Investor. Partner of the law          1984
                                 firm Dubon & Dubon. Director, American
                                 Investment Corp., Fundacion Gogui, Inc. and San
                                 Jose Development, Inc. Director of the Bank
                                 since 1973.
Antonio Luis Ferre       61    Vice Chairman of the Board of Directors of the            1984
                                 Corporation and the Bank. Chairman of the Board
                                 of Puerto Rican Cement Co., Inc. (registered
                                 public company), manufacturers of cement and
                                 allied products. President and Editor of El
                                 Nuevo Dia, Inc. Director of Metropolitan Life
                                 Insurance Company (registered company under the
                                 Investment Company Act of 1940). Director of
                                 Pueblo Xtra International, Inc. Director of the
                                 Bank since 1959.
Hector R. Gonzalez       61    President and Chief Executive Officer of TPC              1984
                                 Communications of PR, Inc. and Teleponce Cable
                                 TV, Inc., owners and operators of cable
                                 television systems. Director of Damas
                                 Foundations, Inc. Director of Popular Consumer
                                 Services, Inc. Director of Banco de Ponce from
                                 1973 to 1990.
Jorge A. Junquera        46    Supervisor of the Bank's Retail Banking Group.            1990
                                 Director of Popular International Bank, Inc.
                                 Executive Vice President and Director of
                                 BanPonce Financial Corp., Director of Equity
                                 One, Inc., Popular Consumer Services, Inc.,
                                 Vehicle Equipment Leasing Company, Inc. and
                                 Popular Leasing & Rental, Inc. Chairman of the
                                 Board of Puerto Rico Tourism Company and Hotel
                                 Development Co. since 1993. Director of YMCA
                                 since 1988. Executive Vice President of the Bank
                                 since 1980. Director of the Bank since 1990.
Franklin A. Mathias      69    Investor. Chairman of the Board of Directors of           1990
                                 Molinos de Puerto Rico, Inc. until January,
                                 1988. Director of the Bank since 1988.
Manuel Morales, Jr.      49    President of Selarom Capital Group, Inc. President        1990
                                 of Parkview Realty, Inc. Trustee of Universidad
                                 Sagrado Corazon and Caribbean/Latin America
                                 Action. Member of the Board of Trustees of
                                 Fundacion Banco Popular, Inc. Director of the
                                 Bank since 1978.

                                                                                     DIRECTOR OF
                                       PRINCIPAL OCCUPATION AND BUSINESS           THE CORPORATION
          NAME           AGE         EXPERIENCE DURING THE PAST FIVE YEARS              SINCE
- ----------------------------   --------------------------------------------------  ---------------
Alberto M. Paracchini    62    Former Chairman of the Board of Directors of the          1984
                                 Corporation and the Bank. Former Chairman of the
                                 Board of Vehicle Equipment Leasing Company,
                                 Inc., BanPonce Financial Corp., Equity One,
                                 Inc., Popular Consumer Services, Inc. and
                                 Popular Leasing & Rental, Inc. Member of the
                                 Board of Trustees of Fundacion Banco Popular,
                                 Inc. He served in several executive positions in
                                 the Bank since he commenced working in the Bank
                                 in 1956. Director of Puerto Rican Cement Co.,
                                 Inc. (registered public company). Director of
                                 HDA Management Corp. since 1993. Director of
                                 Equus Management Co. and Venture Capital Fund,
                                 Inc. Director of the Bank since 1969.
Francisco Perez, Jr.     58    Chairman of the Board and President of Sucrs. Jose        1984
                                 Lema and Co., Inc. (La Favorita), shoe store
                                 chain. President of 201 Realty Corporation,
                                 engaged in the real estate business. Director of
                                 Banco de Ponce from 1976 to 1990.
Francisco M. Rexach, Jr. 57    President of Ready Mix Concrete, Inc. President of        1990
                                 Puerto Rico Oil Company, Inc. Director of
                                 Vehicle Equipment Leasing Company, Inc. and
                                 Popular Leasing & Rental, Inc. Director of the
                                 Bank since 1983.
Felix J. Serralles, Jr.  60    President and Chief Executive Officer of Empresas         1984
                                 Serralles, Inc. and of its subsidiary Destileria
                                 Serralles, Inc., manufacturers and distributors
                                 of distilled spirits, and of its affiliate
                                 Mercedita Leasing, Inc. Director of the Bank
                                 since 1966.
Emilio Jose Venegas      67    President of Sanson Corporation. Secretary of             1984
                                 Venegas Construction Corp. Director of Puerto
                                 Rican Cement Co., Inc. (registered public
                                 company). Director of Damas Foundation, Inc.
                                 Director of Banco de Ponce from 1973 to 1990.
Julio E. Vizcarrondo, Jr. 60   Civil Engineer. President/Partner and Chief               1990
                                 Executive Officer of Desarrollos Metropolitanos,
                                 S.E., VMW Enterprises Corp., Resort Builders
                                 S.E., Metropolitan Builders, S.E., Institutional
                                 Builders, S.E., corporations engaged in the
                                 development and construction of residential,
                                 commercial, industrial and institutional
                                 projects in Puerto Rico. Director of the Bank
                                 since 1984.

     The Corporation's Board of Directors has a standing Audit Committee. The Board of Directors of the Bank, the principal subsidiary of the Corporation, has a standing Human Resources and Compensation Committee that may review compensation matters for the Corporation. There is no standing Nominating Committee. Information regarding the Audit and Human Resources Committees follows:

AUDIT COMMITTEE

     The functions of the Audit Committee include reviewing the accounting principles and practices employed by the Corporation, and its compliance with the laws and regulations. The Committee meets with the Corporation's independent external auditors to review their audit procedures, the report on their examination of the Corporation's financial statements, and their comments on the system of internal controls.

Also, the Committee oversees the internal audit function and reviews the reports prepared by the Auditing Division for their examinations of the operating and business units and for any other special examinations that may be required. The Committee held four meetings during the fiscal year ended December 31, 1994.

     The Committee members during 1994 were: Alfonso F. Ballester, Manuel Luis Del Valle, Luis E. Dubon, Jr., Franklin A. Mathias, Manuel Morales, Jr. and Felix J. Serralles, Jr.

HUMAN RESOURCES AND COMPENSATION COMMITTEE

     The functions of the Human Resources and Compensation Committee include reviewing the compensation and benefits of management and employees, reviewing the policies related to the performance and compensation of management and employees, and reviewing the long-range planning for executive development and succession. The Committee held two meetings during the fiscal year ended December 31, 1994.

     The Committee members during 1994 were: Salustiano Alvarez Mendez, Juan J. Bermudez, Sila M. Calderon, Manuel Luis Del Valle, Francisco M. Rexach, Jr. and Julio E. Vizcarrondo, Jr. Messrs. Bermudez, Calderon, Del Valle, Rexach and Vizcarrondo, Jr. are also directors of the Corporation. None of the members of the Committee are officers or employees of the Corporation or any of its subsidiaries.

                           COMPENSATION OF DIRECTORS

     Directors who are not employees of the Corporation and its subsidiaries were entitled to be reimbursed for certain expenses up to $10,000.00 annually since May 1994. In addition directors received $500.00 for attending each directors' and committee meeting since May 1994. Directors who are employees do not receive fees for attending directors' and committee meetings.

                             ELECTION OF DIRECTORS

     The Certificate of Incorporation and the By-laws of the Corporation establish a classified Board of Directors pursuant to which the Board of Directors is divided into three classes as nearly equal in number as possible, with each class having at least three members and with the term of office of one class expiring each year. Each director serves for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which such director was elected.

     The policy of the Board of Directors, as set forth in a resolution adopted on January 8, 1991, provides that no person shall be nominated for election or reelection as director of the Board if at the date of the Annual Meeting of Stockholders or during the term to be served such person attains seventy two
(72) years of age. Mr. Manuel Luis Del Valle would attain seventy two (72) years of age during the term to be served. In accordance with Board policy Mr. Del Valle will not be nominated for reelection as director.

     Mrs. Sila M. Calderon resigned as director of the Corporation effective January 12, 1995. Mrs. Calderon's resignation is due to her decision to run for public office.

     The vacancies in Class 1 resulting from Mrs. Calderon's resignation and in Class 2 resulting from Mr. Del Valle's ineligibility to be nominated for reelection will not be filled and thus the total number of directors will be reduced to 17, which is in accordance with Article Eight of the Corporation's Certificate of Incorporation.

     At the Meeting, five directors assigned to "Class 2" are to be elected until the 1998 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified. The remaining 12 directors of the Corporation will serve as directors, as follows: until the 1996 Annual Meeting of Stockholders of the Corporation, in the case of those seven directors assigned to "Class 3", and until the 1997 Annual Meeting of Stockholders, in the case of those five directors assigned to "Class 1", or in each case until their successors are duly elected and qualified.

     The persons named as proxies in the accompanying Form of Proxy have advised the Corporation that, unless otherwise instructed, they intend to vote at the meeting the shares covered by the proxies FOR the election of the five nominees named in the following table, and that if any one or more of such nominees should become unavailable for election they intend to vote such shares FOR the election of such substitute nominees as management may propose. The Corporation has no knowledge that any nominee will become unavailable for election.

                       NOMINEES FOR ELECTION AS DIRECTORS

     The following table sets forth the name of the persons nominated by the Board of Directors of the Corporation for election as a director, including their age, principal occupation and business experience during the past five (5) years (including positions held with the Corporation or the Bank), and the period during which each nominee has served as a director of the Corporation. All directors nominated will serve for three (3) years until the 1998 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified.

                                                                               DIRECTOR OF THE
                                       PRINCIPAL OCCUPATION AND BUSINESS         CORPORATION
          NAME               AGE     EXPERIENCE DURING THE PAST FIVE YEARS          SINCE
- -------------------------    ---     -------------------------------------     ---------------
Luis E. Dubon, Jr.           60             See under "Board of Directors"           1984
Hector R. Gonzalez           61             See under "Board of Directors"           1984
Manuel Morales, Jr.          49             See under "Board of Directors"           1990
Francisco M. Rexach, Jr.     57             See under "Board of Directors"           1990
Julio E. Vizcarrondo, Jr.    60             See under "Board of Directors"           1990

                               EXECUTIVE OFFICERS

     The following table sets forth the names of the executive officers (the "Executive Officers") of the Corporation including their age, business experience during the past five (5) years and the period during which each such person has served as an Executive Officer of the Corporation or the Bank.

                                                                                            EXECUTIVE
                                                                                             OFFICER
                                                                                             OF THE
                                                     PRINCIPAL OCCUPATION AND BUSINESS     CORPORATION
        NAME                  TITLE          AGE   EXPERIENCE DURING THE PAST FIVE YEARS      SINCE
- ---------------------  --------------------  ---   --------------------------------------  -----------
Richard L. Carrion     President, Chairman   42    See under "Board of Directors"              1990
                         of the Board and
                         CEO
Jorge A. Junquera      Executive Vice        46    See under "Board of Directors"              1990
                         President
Maria Isabel P.        Executive Vice        45    Supervisor of the Administration            1990
  de Burckhart           President                   Group. Executive Vice President of
                                                     the Bank since January, 1990. Senior
                                                     Vice President of the Bank from
                                                     August, 1986 to January, 1990.
                                                     Executive Vice President of BanPonce
                                                     Financial Corp. Member of the Board
                                                     of Trustees of Fundacion Banco
                                                     Popular, Inc. Member of the Board of
                                                     Directors of Fundacion Ana G. Mendez
                                                     since 1992. Member of the Board of
                                                     Directors of Puerto Rico Community
                                                     Foundation since 1993. Member of the
                                                     Board of Directors of Puerto Rico
                                                     Convention Bureau since 1993.

                                                                                            EXECUTIVE
                                                                                             OFFICER
                                                                                             OF THE
                                                     PRINCIPAL OCCUPATION AND BUSINESS     CORPORATION
        NAME                  TITLE          AGE   EXPERIENCE DURING THE PAST FIVE YEARS      SINCE
- ---------------------  --------------------  ---   --------------------------------------  -----------
David H. Chafey, Jr.   Executive Vice        41    Supervisor of the Finance Group and         1990
                         President                   U.S. Operations. Executive Vice
                                                     President of the Bank since January,
                                                     1990. Executive Vice President and
                                                     Director of Popular International
                                                     Bank, Inc. and BanPonce Financial
                                                     Corp. Director of Vehicle Equipment
                                                     Leasing Co., Inc., Equity One, Inc.,
                                                     Popular Consumer Services, Inc.,
                                                     Popular Leasing & Rental, Inc.,
                                                     Pioneer Bancorp, Inc. and Banco
                                                     Popular, FSB. Chairman of the Board
                                                     of the Puerto Rico Telephone
                                                     Authority since 1993. Vice President
                                                     of Puerto Rico Investors Tax- Free
                                                     Fund, Inc. Director of the Bank
                                                     since 1994.
Larry B. Kesler        Executive Vice        57    Supervisor of Individual Credit and         1990
                         President                   Virgin Islands Operations. Executive
                                                     Vice President of the Bank since
                                                     January, 1990. Senior Vice President
                                                     of the Bank from August, 1986 to
                                                     January, 1990. Executive Vice
                                                     President and Director of BanPonce
                                                     Financial Corp. Director of Equity
                                                     One, Inc. and Popular Consumer
                                                     Services, Inc.
Humberto Martin        Executive Vice        49    Supervisor of the Operations Group.         1986
                         President                   Executive Vice President of the Bank
                                                     since November, 1986. Executive Vice
                                                     President of BanPonce Financial
                                                     Corp.
Emilio E. Pinero       Executive Vice        46    Supervisor of the Commercial Banking        1990
                         President                   Group. Executive Vice President of
                                                     the Bank since January, 1990.
                                                     Director of Vehicle Equipment
                                                     Leasing Company, Inc. and Popular
                                                     Leasing & Rental, Inc. Executive
                                                     Vice President of BanPonce Finan-
                                                     cial Corp.
Orlando Berges         Senior Vice           37    Senior Vice President of the Bank           1990
                         President and               since December, 1990. Comptroller of
                         Comptroller                 the Bank from July, 1989 to
                                                     December, 1994. In charge of the New
                                                     York operations of the Bank since
                                                     January, 1995. Senior Vice President
                                                     and Treasurer of BanPonce Financial
                                                     Corp.
Samuel T. Cespedes     Secretary of the      58    Attorney at Law. Proprietary partner        1991
                         Board of Direc-             of the law firm McConnell, Valdes.
                         tors                        Secretary of the Board of Directors
                                                     of the Bank since 1991. Secretary of
                                                     the Board of Directors of Vehicle
                                                     Equipment Leasing Company, Inc.,
                                                     BanPonce Financial Corp., Equity
                                                     One, Inc., Popular Leasing & Rental,
                                                     Inc. and Popular Consumer Services,
                                                     Inc.

                              FAMILY RELATIONSHIPS

     Mr. Richard L. Carrion, Chairman of the Board, President and CEO of the Corporation and the Bank, is brother in-law of Mr. Julio E. Vizcarrondo, Jr., Director. Mr. Alfonso F. Ballester, Director, is brother-in-law of Mr. Hector R. Gonzalez, Director.

OTHER RELATIONSHIPS AND TRANSACTIONS

     During 1994 the Bank utilized the legal services of the law firm of Dubon & Dubon of which director Luis E. Dubon, Jr. is partner and of McConnell, Valdes of which Mr. Samuel T. Cespedes, Secretary of the Board of Directors of the Corporation and the Bank is partner. The amount of fees paid by the Bank to Dubon & Dubon and McConnell, Valdes did not exceed 5% of any of those firm's revenues.

     The Bank has had loan transactions with BanPonce directors and officers, and with their associates, and proposes to continue such transactions in the ordinary course of its business, on substantially the same terms as those prevailing for comparable loan transactions with other persons and subject to the provisions of the Banking Act of the Commonwealth of Puerto Rico and the applicable federal laws and regulations. The extensions of credit have not involved nor presently involve more than normal risks of collectibility or other unfavorable features.

                         EXECUTIVE COMPENSATION PROGRAM
             REPORT OF THE BANK'S HUMAN RESOURCES AND COMPENSATION
                      COMMITTEE ON EXECUTIVE COMPENSATION

OVERVIEW

     In order to develop and retain top quality executive officers who will sustain an effective organization, BanPonce's Executive Compensation Program focuses on competitive salaries and fringe benefits, and short-and long-term incentive plans.

     The Human Resources and Compensation Committee evaluates and recommends to the Board of Directors compensation policy and levels for the Chairman of the Board, President and CEO, and Senior Executive Officers. Recommendations are based on the findings of periodical analysis of executive compensation of the Corporation's Peer Group Banks ("Peer Group") conducted by a national compensation consulting firm. The Peer Group, which may change from year to year, was selected on the basis of regional location, retail business orientation, total average assets and number of branches.

     The principal recommendations approved by the Board of Directors during 1994 included a revision of the President and CEO's compensation package, including base salary and participation in the Annual Incentive Plan, and the new Long-Term Incentive Plan for both the President and Executive Officers. This long-term incentive plan was established as a component of total compensation to strategically link Executive Officers' pay to the Corporation's long-term performance. These changes were effective on January 1, 1994. The overall result of these changes is an increased weight on executive variable compensation tied to both the short- and long-term results of the Corporation to encourage superior performance.

     The Executive Compensation Program for principal officers of the Corporation's and the Bank's subsidiaries is set according to the industry and geographical area in which they operate, and is approved by the Board of Directors of each entity.

CHAIRMAN OF THE BOARD, PRESIDENT AND CEO

     The Compensation Analysis Report prepared by the consulting firm and reviewed by the Human Resources and Compensation Committee revealed that Mr. Carrion's base salary and other components of total compensation were below the lower-end of Peer Group's CEOs.

     As a result, the Committee recommended an increase to the President and CEO's compensation to address the existing disparity on all components of compensation.

     Based on these findings and recognizing that Mr. Carrion's base salary had not been increased since 1989, the Board approved a three-year base salary adjustment to bring his base salary within comparable levels with that of the lower end of the Peer Group's CEO's base salary. The base salary was increased in 1994 from $230,000 to $350,000.

     In addition, commencing in 1994, the Board of Directors also approved the participation of the President and CEO in the Annual Incentive Plan for Executive Officers. Under this Plan, a bonus of 10% of the CEO's base salary was set for achieving a target that was established at the beginning of each year, and could reach 20% if results exceeded the target. Since the target was not achieved, no incentive bonus was paid for 1994.

     The Committee also determined that it was desirable to link a portion of Mr. Carrion's compensation to the achievement of the Corporation's long-term objectives. Therefore, the President and CEO will also participate in the Corporation's Long-Term Incentive Plan, more specifically described under the caption "Long-Term Incentive Plan" on page 14 of this Proxy Statement.

     The President and CEO also participates in the Profit Sharing Plan described under the caption "Profit Sharing Plan of the Bank".

EXECUTIVE OFFICERS

     The group of Executive Officers is composed of six Executive Vice Presidents, all of whom participate in a Profit Sharing, Annual Incentive and Long-Term Incentive Plans. The Human Resources and Compensation Committee recommends to the Board of Directors of the Bank, for their approval, the bonus to be awarded to the Executive Officers pursuant to the incentive plans.

     Salary increases are based 50% on individual performance in accordance with established targets, and 50% on the Corporation's results. The individual performance component is evaluated by Mr. Carrion. The percentage of salary increases for each level of performance is established according to the Corporation's performance, measured by net income.

     Annual incentive bonuses are also based on the Corporation's performance measured by net income. A bonus of 10% of the Executive Officers' base salary was set for achieving a target established at the beginning of each year. That bonus could reach 20% if results exceeded the target. No incentive bonuses were distributed in 1994, since the target was not accomplished.

     During 1994, the Bank's Executive Officers participated in the Long-Term Incentive Plan. A summary of the terms of the Long-Term Incentive Plan is discussed under the caption "Long-Term Incentive Plan" on page 14 of this Proxy Statement.

                   HUMAN RESOURCES AND COMPENSATION COMMITTEE

                    Salustiano Alvarez Mendez   Manuel Luis Del Valle
                    Juan J. Bermudez            Francisco M. Rexach, Jr.
                    Sila M. Calderon            Julio E. Vizcarrondo, Jr.

                             EXECUTIVE COMPENSATION

     The following table sets forth all cash compensation paid to the seven highest paid Executive Officers of the Corporation and the Bank, and the principal officers of the Corporation's or the Bank's subsidiaries for 1994.

                           SUMMARY COMPENSATION TABLE

                                                                     ANNUAL
                                                                  COMPENSATION
                                                     FISCAL   --------------------      ALL OTHER
                                                      YEAR    SALARY(A)   BONUS(B)   COMPENSATION(C)     TOTAL
                                                     ------   ---------   --------   ---------------   ---------
Richard L. Carrion                                    1994    $ 330,000   $39,712        $37,556(d)    $ 407,268
  Chairman of the Board,                              1993      230,000    36,814         26,343(d)      293,157
  President and CEO                                   1992      230,000    83,191         24,086(d)      337,277
Jorge A. Junquera                                     1994      227,222    26,927         25,859(d)      280,008
  Executive Vice President of the Corporation         1993      210,582    63,667         24,119(d)      298,368
                                                      1992      183,640    58,843         19,231(d)      261,714
David H. Chafey, Jr.                                  1994      222,118    26,287         25,278(d)      273,683
  Executive Vice President of the Corporation         1993      205,044    61,950         23,485(d)      290,479
                                                      1992      176,347    57,081         18,467(d)      251,895
Larry B. Kesler                                       1994      180,975    21,396         20,596(d)      222,967
  Executive Vice President of the Corporation         1993      167,500    50,638         19,185(d)      237,323
                                                      1992      145,129    46,412         15,198(d)      206,739
Maria Isabel P. de Burckhart                          1994      177,100    20,938         20,155(d)      218,193
  Executive Vice President of the Corporation         1993      165,000    49,789         18,898(d)      233,687
                                                      1992      145,226    46,424         15,208(d)      206,858
Humberto Martin                                       1994      170,337    20,114         19,385(d)      209,836
  Executive Vice President of the Corporation         1993      158,290    47,687         18,130(d)      224,107
                                                      1992      143,333    45,054         15,010(d)      203,397
Emilio E. Pinero                                      1994      167,471    20,159         19,059(d)      206,689
  Executive Vice President of the Corporation         1993      157,080    47,379         17,983(d)      222,442
                                                      1992      141,151    45,006         14,782(d)      200,939
Thomas J. Fitzpatrick                                 1994      236,250   150,000         15,708(d)      401,958
  President of Equity One, Inc. (a wholly-owned       1993      236,250   141,750         13,491(d)      391,491
  subsidiary of Banco Popular, FSB)                   1992      236,250   141,750          8,728(d)      386,728
Andres F. Morrell                                     1994      120,116    25,680            -0-         145,796
  President of Vehicle Equipment Leasing Company,     1993      120,000    38,640            -0-         158,640
  Inc. (a wholly-owned subsidiary of the              1992      108,460    32,400            -0-         140,860
  Corporation)
Edgardo Novoa(e)                                      1994      110,000    19,460            -0-         129,460
  President of Popular Consumer Services, Inc. (a     1993       90,924    11,458            -0-         102,382
  wholly-owned subsidiary of the Bank)
Carlos B. Mangual                                     1994       98,138    20,053         10,258(d)      128,449
  President of Popular Leasing & Rental, Inc. (a      1993       90,004    33,065         10,309(d)      133,378
  wholly-owned subsidiary of the Bank)                1992       74,756    22,899          7,829(d)      105,484
Michael Polanski(e)                                   1994      153,131    10,109          7,000(d)      170,240
  President of Pioneer Bancorp, Inc. (a
  wholly-owned subsidiary of BanPonce Financial
  Corp.)

- ---------------

(a) Salaries before deductions.
(b) Includes Christmas bonus, a special bonus for the Bank's 100th Anniversary for 1993; the bonus awarded on the Incentive Compensation Plan, if any, and the cash portion under the Profit Sharing Plan of the Bank, which are described on next page.
(c) Does not include the value of perquisites and other personal benefits because the aggregate amount of such benefits does not exceed the lesser of $50,000 or 10% of total amount of annual salary and bonus of any named individual.
(d) Deferred portion under the Profit Sharing Plan of the Bank and Benefit Restoration Plan, which are described on page 15. For Mr. Thomas Fitzpatrick, these amounts represent the contribution of Equity One, Inc., pursuant to Section 401(k) of the Internal Revenue Code. For Mr. Michael Polanski, this amount represents director fees received prior to the acquisition of Pioneer Bancorp, Inc. by BanPonce Financial Corp. in 1994.
(e) Information presented for 1994 and 1993, except for Mr. Michael Polanski who was appointed President of Pioneer Bancorp, Inc., during 1994. No disclosure is required with respect to these officers.

LONG-TERM INCENTIVE PLAN

     The Compensation Analysis Report completed by the independent consultants showed that an average of 25% of the total compensation of the Executive Officers of the Peer Group was related to long-term incentives. While, the Bank's Executive Officers participate in the Bank's Profit Sharing Plan, there was no compensation component that encouraged enhancing the corporation's long-term value.

     Effective January 1, 1994, the Board of Directors approved a three-year incentive plan to provide incentive compensation linked to long-term corporate performance and objectives, and increased the amount of executive variable pay contingent upon the Corporation's performance. A set percentage of the base salary will be used in the determination of the Incentive Payment at the beginning of the plan year if the target is fully met. The percentage of base salary to be used for the first Plan Year is 25%. The target to be used for the first Plan Year is based on an average return on equity (ROE). The incentive payment shall be made in stock of the Corporation.

     In 1994, awards of performance shares under the Long-Term Incentive Plan were made to the Executive Officers as set forth below:

                           LONG TERM INCENTIVE AWARDS

                                                                    ESTIMATED FUTURE PAYOUTS
                                                                   NON-STOCK-PRICE BASED PLANS
                                                                 -------------------------------
                                     NUMBER      PERFORMANCE            NUMBER OF SHARES
                                       OF          PERIOD        -------------------------------
                 NAME                SHARES     UNTIL PAYOUT     THRESHOLD    TARGET    MAXIMUM
     -----------------------------  --------   ---------------   ---------   --------   --------
     Richard L. Carrion             2,815.49   1/1/94-12/31/96        --     2,815.49   5,630.98
     Jorge A. Junquera              1,847.98   1/1/94-12/31/96        --     1,847.98   3,695.96
     David H. Chafey, Jr.           1,807.79   1/1/94-12/31/96        --     1,807.79   3,615.58
     Larry Kesler                   1,471.86   1/1/94-12/31/96        --     1,471.86   2,943.72
     Maria Isabel P. de Burckhart   1,439.28   1/1/94-12/31/96        --     1,439.28   2,878.56
     Humberto Martin                1,385.33   1/1/94-12/31/96        --     1,385.33   2,770.66
     Emilio E. Pinero               1,360.01   1/1/94-12/31/96        --     1,360.01   2,720.02

     The share awards shown above are payable at the end of the three-year performance period. The current payment covers the three years 1994-1996. The amount of the share payouts is determined by multiplying the participant's target shares by his level of attainment expressed as a percentage, which can range from 0% to 200%. Seventy-five percent of the target shares are subject to award based on meeting performance goals set for the Corporation for average return on equity (ROE) during the performance period and 25% of the target shares are subject to award on meeting performance goals set for the Corporation for average return on equity as compared to the 3 year average median ROE of bank holding companies in the Peer Group.

     The Corporation's Return on Equity target must be achieved for any stock awards to be made. If the Corporation's target is not achieved, no shares payments are made. If the Corporation's target is met or exceeded, the shares payments corresponding to the Corporation's and Peer Groups goals, are increased separately by a leverage factor that cannot exceed two times the target share amounts. At the option of the participant, a portion equal to the estimated tax due with respect to the incentive payments of the awards may be made in cash.

OTHER INCENTIVE COMPENSATION PLANS

     The Bank has an Annual Management Incentive Plan for different management levels. Under this Plan, incentive bonuses are based on individual performance as well as the Bank's performance, measured by net income. The weight assigned to each component varies according to the level of management. These bonuses can reach 20% of salaries if results exceed the targeted amount.

     The Bank also has an Excellence in Performance Program covering all employees not included in the other incentive plans. This program rewards employees for extraordinary personal contributions that are non-recurring in nature, typically not recognizable through merit or promotional salary action, and clearly recognized as such by management and peers alike.

     In addition, the Bank has several functional incentive programs that reward employees' productivity in specific areas.

PROFIT SHARING PLAN OF THE BANK

     All officers and regular monthly salaried employees of the Bank as of January 1, 1976, or hired after that date, are active participants in the Bank's operating earnings under the yearly Profit Sharing Plan, as of the first day of the calendar month following completion of one year of service.

     The Bank's contribution for each year is determined by the Board of Directors based on the profits of the Bank for the year. The amount allocated to each officer or employee is based on his or her basic compensation for the year.

     The total amount contributed for the year 1994 was $22,068,193, of which 60% was distributed to the Profit Sharing Plan and the remainder was paid in cash.

     Effective January 1, 1994, the Bank adopted a Benefit Restoration Plan to restore Profit Sharing Plan allocations that are reduced due to the U.S. Internal Revenue Code limits on compensation and benefits.

BENEFIT RESTORATION PLAN

     The Internal Revenue Service (IRS) has established a new limit to the amount of compensation that may be considered in calculating future retirement payments from qualified pension plans. Effective January 1, 1994, this new limit was set at $150,000. This tax law applies to both the Bank's Pension Plan and Profit Sharing Plan.

     The Board of Directors has approved a "Benefit Restoration Plan" for those officers with an annual income of more than $150,000. This non-qualified plan will provide those benefits that cannot be accrued under the Bank's Pension Plan and Profit Sharing Plan, which are qualified plans. Benefits under the Benefit Restoration Plan shall be equal to the account balance that would be provided under the Profit Sharing Plan or equal to the benefits that would have been accrued under the Pension Plan. The plan will be unfunded.

PENSION PLAN

     The Bank has a non-contributory, defined benefit Pension Plan covering substantially all regular monthly employees. Monthly salaried employees are eligible to participate in the Pension Plan following the completion of three months of service. Pension costs are funded in accordance with the minimum funding standards under the Employee Retirement Income Security Act ("ERISA").

     Benefits are paid on the basis of a straight life annuity plus supplemental death benefits and are not reduced for social security or other payments received by participants. Benefits are paid to participants upon normal retirement, which is the later of 65 years of age and the completion of 5 years of service, or early retirement, which requires 50 years of age and a combined total of age plus years of service of at least 75. Benefits payable prior to normal retirement are reduced for early commencement from age 65. Benefits are subject to the U.S. Internal Revenue Code limits on compensation and benefits.

     The following table sets forth the estimated annual benefits that would become payable under the Pension Plan and the Benefit Restoration Plan based upon certain assumptions as to base compensation levels and years of service. The amounts payable in this table are not necessarily representative of amounts that may actually become payable under the plans. The amounts represent the benefits payable upon retirement on December 31, 1994, of a participant at age 65:

                                  ESTIMATED ANNUAL BENEFITS
                                       YEARS OF SERVICE
    BASE         ------------------------------------------------------------
COMPENSATION        15           20           25           30           35
- ------------     --------     --------     --------     --------     --------
  $400,000       $120,000     $160,000     $200,000     $220,000     $240,000
   300,000         90,000      120,000      150,000      165,000      180,000
   200,000         60,000       80,000      100,000      110,000      120,000
   100,000         30,000       40,000       50,000       55,000       60,000

     Effective January 1, 1995, the Pension Plan formula was amended (i) to provide benefits based on total compensation, (ii) to accrue benefits over 30 years of service, (iii) to allow early retirement to employees who reach age 55 with 10 years of service, and (iv) to provide unreduced early retirement benefits after age 55.

     The following table sets forth the estimated annual total benefits that would become payable under the Pension Plan and Benefit Restoration Plan based upon certain assumptions as to total compensation levels and years of service. The amounts payable in this table are not necessarily representative of amounts that may actually become payable under the plans. The amounts represent the benefits payable upon retirement on December 31, 1994, of a participant at age 65.

                           ESTIMATED ANNUAL BENEFITS (NEW FORMULA)
                                      YEARS OF SERVICE
   TOTAL         -----------------------------------------------------------
COMPENSATION       15           20           25           30           35
- ------------     -------     --------     --------     --------     --------
  $400,000       $73,000     $102,000     $131,000     $160,000     $160,000
   300,000        55,000       77,000       98,000      120,000      120,000
   200,000        37,000       51,000       66,000       80,000       80,000
   100,000        18,000       26,000       33,000       40,000       40,000

     The 1994 base and total compensation and estimated years of service at age 65 for the five highest paid key policy-making Executive Officers are as follows.

                                             1994                   1994               ESTIMATED YEARS
                                           COVERED                 TOTAL                OF SERVICE AT
                                         COMPENSATION           COMPENSATION               AGE 65
                                         ------------           ------------           ---------------
Richard L. Carrion.....................    $330,000               $407,000                   41.5
Jorge A. Junquera......................     227,000                280,000                   42.3
David H. Chafey, Jr....................     222,000                274,000                   38.5
Larry B. Kesler........................     181,000                223,000                   16.5
Maria Isabel P. de Burckhart...........     177,000                218,000                   35.3

STOCK PLAN

     Effective January 1, 1995, the Bank adopted two Stock Plans, one covering employees of the Bank in Puerto Rico and another covering employees of the Bank in the U.S., and the British and the U.S. Virgin Islands. All regular monthly salaried employees are eligible to participate in the Stock Plans following the completion of one year of service.

     The Bank may contribute a discretionary amount based on the profits of the Bank for the year, which is allocated to each officer or employee based on his or her basic salary for the year, as determined by the Board of Directors. The Stock Plans also allow employees to voluntarily elect to defer a predetermined percentage not to exceed 10% of their pre-tax base compensation (after tax in the British Virgin Islands) up to a maximum amount as determined by the applicable tax laws. The Bank will match 50% of the amount contributed by a participant up to a maximum of 2% of the participant's annual base salary.

     All contributions to the Stock Plans will be invested in shares of common stock of BanPonce Corporation, which will be purchased in the open market.

                              BANPONCE CORPORATION
                               PERFORMANCE GRAPH

     The following Performance Graph compares the cumulative total shareholder return during the measurement period with the cumulative total return, assuming reinvestment of dividends, of the S & P 500 Index and the S & P Bank Composite Index. The cumulative total shareholder return was obtained by dividing (i) the cumulative amount of dividends per share, assuming dividend reinvestment, since the measurement point, December 31, 1989 plus (ii) the change in the per share price since the measurement point, by the share price at the measurement point. Neither the standard and S & P 500 Index nor the S&P Bank Composite Index reflect the performance of the Peer Group used by the Corporation for compensation purposes. (see the Report of the Bank's Human Resources and Compensation Committee on Executive Compensation on page 11.)

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                         TOTAL RETURN AS OF DECEMBER 31
                           (DECEMBER 31, 1989 = 100)

                                   (GRAPH)

      MEASUREMENT PERIOD                          S&P 500 IN-    BANKS COMPOS-
    (FISCAL YEAR COVERED)        BANPONCE CORP        DEX             ITE
1989                                       100             100             100
1990                                     77.91           96.89           70.83
1991                                     98.03          126.42          115.69
1992                                    158.76          136.05          152.56
1993                                    167.79          149.76          168.18
1994                                    157.21          151.74          159.56

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors intends to retain the services of Price Waterhouse as the independent auditors of the Corporation for the year 1995. This firm of international public accountants has served as independent auditors of the Bank since 1971 and of the Corporation since May 1991, when it was appointed by the Board of Directors.

     Representatives of Price Waterhouse will attend the Stockholders Meeting and will be available to answer any questions that may arise; they will also have the opportunity to make a statement if they so desire.

                NOMINATIONS OTHER THAN BY THE BOARD OF DIRECTORS

     Nominations for Directors, other than those made by or on behalf of the existing Board of Directors of the Corporation, shall be made in writing and shall be delivered or mailed to the President or the Secretary of the Corporation not less than fifteen (15) days prior to April 21, 1995. The notice of such nominations shall contain the following information to the extent known to the notifying stockholder: (a) name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of common stock of the Corporation that will be voted for each proposed nominee; (d) the name and residence address of the notifying stockholder; and
(e) the number of shares of common stock of the Corporation owned by the notifying stockholder. Nominations not made in accordance with the above may, in his discretion, be disregarded by the Chairman of the Meeting and, upon his instructions, the judges of the election may disregard all votes cast for each such nominee.

           PROPOSALS OF SECURITY HOLDERS TO BE PRESENTED AT THE 1996
                         ANNUAL MEETING OF STOCKHOLDERS

     Stockholders' proposals intended to be presented at the 1996 Annual Meeting of Stockholders must be received by the Corporate Secretary, at its principal executive offices, Popular Center Building, San Juan, Puerto Rico, 00918, not later than December 29, 1995, for inclusion in the Corporation's Proxy Statement and Form of Proxy relating to the 1996 Annual Meeting of Stockholders.

                                 OTHER MATTERS

     Management does not know of any other matters to be brought before the Meeting other than those described previously. Proxies in the accompanying form will confer discretionary authority to Management with respect to any such other matters presented at the meeting.

     To avoid delays in ballot taking and counting, and in order to assure that your Proxy is voted in accordance with your wishes, compliance with the following instructions is respectfully requested: upon signing a Proxy as attorney, executor, administrator, trustee, guardian, authorized officer of a corporation, or on behalf of a minor, please give full title. If shares are in the name of more than one recordholder, all should sign.

     Whether or not you plan to attend the Meeting, it is very important that your shares be represented and voted in the Meeting. Accordingly, you are urged to properly complete, sign, date and return your Proxy Card in the enclosed self-addressed envelope which needs no postage.

     San Juan, Puerto Rico, March 13, 1995.

            RICHARD L. CARRION                               SAMUEL T. CESPEDES
Chairman of the Board, President and Chief                        Secretary
             Executive Officer

                                                                       EXHIBIT A

                    PROXY                                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                    [LOGO]

                                                  THE UNDERSIGNED HEREBY APPOINTS RICHARD L. CARRION AND JORGE A. JUNQUERA AS
               P.O. BOX 362708                    PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY AUTHORIZES
            SAN JUAN, PUERTO RICO                 THEM TO REPRESENT AND TO VOTE AS DESIGNATED BELOW ALL THE SHARES OF COMMON
                  00936-2708                      STOCK OF BANPONCE CORPORATION HELD ON RECORD BY THE UNDERSIGNED ON MARCH 7,
                                                  1995 AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT POPULAR CENTER
                                                  BUILDING, SEVENTH FLOOR, SAN JUAN, PUERTO RICO, ON APRIL 21, 1995 AT 2:00
                                                  P.M. OR AT ANY ADJOURNMENTS THEREOF, AS FOLLOWS:
1.   ELECTION OF DIRECTORS
     Nominees:

     Luis E. Dubon, Jr.                        Manuel Morales, Jr.                       Julio E. Vizcarrondo, Jr.
     Hector R. Gonzalez                        Francisco M. Rexach, Jr.

  / / VOTE GRANTED FOR all nominees            / / VOTE WITHHELD FOR all
                                                   nominees
  / / Vote granted, except for the following nominee(s) (insert the names of those nominees for whom you do not wish to vote in the space provided below)

2. IN THEIR DISCRETION, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

                                                                             Please sign exactly as name appears below. When
                                                                             shares are held by joint tenants or by tenants in
  ________________      _______________________     ________________         common, each holder should sign. When signing as
     Proxy Number            Account Number              Shares              attorney, as executor, administrator, trustee or
                                                                             guardian, please give full title as such. If a
                                                                             corporation, the President or other authorized
                                                                             officer should sign under the full corporate name
                                                                             and the position of such authorized officer should
                                                                             appear below the signature. If a partnership, please
                                                                             sign in partnership name by authorized person.

                                                                           DATED______________________________________, 1995


                                                                           _________________________________________________
                                                                           Signature

                                                                           _________________________________________________
                                                                           Signature

                                                 (VEA AL DORSO TEXTO EN ESPANOL)
    PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.
 No Postage is required if mailed in the United States, Puerto Rico or the U.S.
                                Virgin Islands.